UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 23, 2007

DOLBY LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32431	90-0199783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Potrero Avenue

San Francisco, CA 94103

(Address of principal executive offices, including zip code)

(415) 558-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On May 23, 2007, Dolby Laboratories, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the Selling Stockholder (as defined below) and Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the underwriters named in the Underwriting Agreement (the “Underwriters”), relating to the public offering and sale of 7,000,000 shares of the Company’s Class A common stock (the “Offering”) by the Ray Dolby Trust under the Dolby Family Trust instrument, dated May 7, 1999 (the “Selling Stockholder”). The Selling Stockholder is an affiliate of Ray Dolby, the Company’s founder, chairman of the board of directors and, together with his affiliates, largest stockholder.

The public offering price of the shares of Class A common stock offered is $32.00 per share, and the Underwriters have agreed, subject to conditions, to purchase all of the 7,000,000 shares of the Company’s Class A common stock from the Selling Stockholder pursuant to the Underwriting Agreement. Also pursuant to the Underwriting Agreement, to the extent that the Underwriters sell more than 7,000,000 shares of Class A common stock, the Underwriters have the option to purchase up to an additional 1,000,000 shares of Class A common stock from the Selling Stockholder.

The Offering is being made pursuant to the Company’s registration statement on Form S-3 (Registration No. 333-142988), which was previously filed with the Securities and Exchange Commission. The Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated herein by reference.

Item 8.01	Other Events

On May 23, 2007, the Company issued a press release announcing the pricing of the above Offering. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement dated May 23, 2007 among Dolby Laboratories, Inc., Ray Dolby Trust under the Dolby Family Trust instrument, dated May 7, 1999 and Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the underwriters named in the Underwriting Agreement

99.1	Press Release dated May 23, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLBY LABORATORIES, INC.

Date: May 24, 2007	/s/ Mark S. Anderson
Mark S. Anderson Senior Vice President, General Counsel and Secretary

2

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated May 23, 2007 among Dolby Laboratories, Inc., Ray Dolby Trust under the Dolby Family Trust instrument, dated May 7, 1999 and Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the underwriters named in the Underwriting Agreement

99.1	Press Release dated May 23, 2007